UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 1, 2008 (July 1, 2008)

GoAmerica, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-29359 (Commission File Number)	22-3693371 (I.R.S. Employer Identification No.)

433 Hackensack Avenue
Hackensack, NJ 07601
(Address of principal executive offices) (Zip code)

(201) 996-1717
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 8 - Other Events

Item 8.01. Other Events

        On July 1, 2008, GoAmerica, Inc. completed the acquisition of Sign Language Associates, Inc., a District of Columbia corporation, and Visual Language Interpreting, Inc., a Virginia corporation. A press release describing the acquisitions is attached as an exhibit to this Current Report on Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated July 1, 2008.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GoAmerica, Inc. (Registrant)

By: /s/ John R. Ferron Name: John R. Ferron Title: Chief Operating Officer & Chief Financial Officer

Date: July 1, 2008

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated July 1, 2008.